UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    JUNE 1, 2006
                                                  ------------------------------


                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


         MARYLAND                      001-13815                 95-4582157
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                       89032
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On June 1, 2006, Sunterra Corporation (the "Company") sent a letter, dated May 31, 2006 (the "Letter") to Mr. John D. Ziegelman of CD Capital Management LLC. The Letter was sent in response to CD Capital's letter, dated May 19, 2006, to the Board of Directors of the Company and to Nicholas Benson, Chief Executive Officer of the Company.

         A copy of the Letter is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

        Exhibit No.    Description
        -----------    -----------

           99.1 Letter sent on June 1, 2006 to CD Capital Management LLC, dated May 31, 2006













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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 1, 2006
                                      SUNTERRA CORPORATION

                                      By: /s/ Nicholas J. Benson
                                          ------------------------------------
                                          Name: Nicholas J. Benson
                                          Title: President and
                                                 Chief Executive Officer




















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
                                  EXHIBIT INDEX

        Exhibit No.    Description
        -----------    -----------

           99.1 Letter sent on June 1, 2006 to CD Capital Management LLC, dated May 31, 2006



























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